Exhibit 99.1

ConnectM Delivers on Turnaround Plan: Back to OTCQB and Aiming for National Exchange Uplisting

Company moved from Expert Market to OTCQB, restored SEC reporting, continues to grow revenue and builds Keen Labs platform in fast-growing battery and energy storage markets

MARLBOROUGH, Mass., Dec. 1, 2025 (GLOBE NEWSWIRE) – ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today provides an update on its capital markets turnaround since its Nasdaq delisting in May 2025 and announces that it has engaged ThinkEquity LLC as its investment bank to advise on an anticipated uplisting to a major U.S. exchange. Management believes investor appetite for companies enabling AI hyperscalers, battery power, energy storage and backup power solutions remains strong and that its Keen Labs subsidiary gives ConnectM focused exposure to these trends.

From De-SPAC Stress to OTCQB

Where we were

After its de-SPAC combination in July 2024, ConnectM:

•	Saw its stock fall from $10 to roughly $1 per share as more than 99% of SPAC shares were redeemed

•	Faced an initial stockholders’ deficit of approximately $50 million and a limited public float

•	Lost its Nasdaq listing and ultimately landed on the OTC Expert Market, with extremely limited liquidity

Where we told stockholders we were going

In May 2025, management laid out an ambitious plan to:

•	Regain current SEC reporting status

•	Move off the lower OTC tier and uplist to OTCQB as a step toward a major U.S. exchange

•	Grow revenue in electrification, logistics and AI-driven energy platforms

•	Reduce liabilities, simplify the balance sheet and raise growth capital

Strong Execution by Management

As of today, management has delivered on all key pillars of its plan. “Our journey since the Nasdaq delisting has been challenging, but also very focused,” said Bhaskar Panigrahi, Chief Executive Officer and Chairman of ConnectM. “We told stockholders we would get current on our SEC filings, move off the Expert Market and onto OTCQB, grow revenue, reduce debt and position ConnectM for a return to a major exchange. We believe we have delivered on those commitments.”

1. Back to current SEC reporting and a higher trading tier

•	Filed all outstanding SEC reports and restored current reporting status

•	Uplisted from the OTC Expert Market to the OTCQB Venture Market under the symbol “CNTM”

2. Delivering strong revenue growth

•	Generated double-digit year-over-year revenue growth in each quarter since the Nasdaq delisting

•	Achieved approximately 60% year-to-date revenue growth through Q3 2025, supported by both organic growth and acquisitions

3. Strengthening the balance sheet

•	Retired more than $10 million of debt and derivative liabilities year-to-date 2025 through conversions and structured settlements

•	Moved from an initial stockholders’ deficit of approximately $50 million shortly after the de-SPAC transaction to an estimated positive stockholders’ equity of approximately $0.75 million, pro forma for the acquisitions of Amperics and Geo Impex

4. Building a platform in high-growth electrification and energy storage markets

Since May 2025, ConnectM has:

•	Launched Keen Labs, a wholly owned technology subsidiary focused on AI, industrial IoT, battery systems and distributed energy platforms

•	Acquired Amperics, adding next-generation hybrid battery technology to support virtual power plants and energy-intelligent AI data centers

•	Acquired Geo Impex & Logistics, securing a regulatory-approved site for an AI-driven data center and multimodal logistics park

•	Completed acquisitions of Air Temp Service Co. and Cambridge Energy Resources Ltd., expanding its HVAC services and distributed/telecom energy footprint

•	Formed StarConnectM LLP, a joint venture with Star Engineers in India, to develop AI-powered connected vehicle platforms on Keen Labs’ smart mobility technology

•	Signed an initial $1.7 million distribution agreement with Greentech Renewables to scale its Keen smart heat pump technology across Greentech’s U.S. dealer network

Management believes investor appetite for battery power, energy storage and backup power solutions remains strong and that Keen Labs gives ConnectM focused exposure to these trends.

“Very few companies make it back from the Expert Market,” Panigrahi added. “We did it while growing revenue at double-digit rates, cutting liabilities, closing strategic acquisitions and launching Keen Labs and StarConnectM. We believe this combination of operational momentum and financial clean-up is exactly what longer-term investors look for in a turnaround story.”

Looking Ahead

Near- and medium-term priorities include:

•	Scaling revenue and margins across the Owned Service Network, Logistics and Keen Labs technology platforms.

•	Continuing to reduce liabilities and raise growth capital on an opportunistic basis.

•	Integrating recent acquisitions and pursuing targeted M&A in electrification, logistics and AI-driven energy infrastructure.

•	Advancing Keen Labs’ battery, distributed energy and AI infrastructure initiatives, including ongoing discussions with leading AI hyperscalers and data center partners regarding potential collaborations and deployments.

•	Working with ThinkEquity LLC to refine the Company’s capital markets strategy and prepare its governance, reporting and capital structure for a potential uplisting to a major U.S. exchange, subject to market conditions and applicable listing requirements.

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics and technology subsidiary Keen Labs, the Company delivers AI-powered electrification, distributed energy, last-mile delivery and industrial IoT solutions to customers worldwide. For more information, visit www.connectm.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com